Exhibit 99.1

Press Release

Investor Contact: Susan Harcourt 703-682-1204, susan.harcourt@aes.com

Media Contact: Amy Ackerman 703-682-6399, amy.ackerman@aes.com

Consortium Led by Global Infrastructure Partners and EQT Agrees to Acquire AES

Transaction Positions AES to Accelerate Growth as a Leading Clean Energy Platform Across the Americas

•	AES stockholders to receive $15.00 per share in cash

•	Transaction represents a 40.3% premium to the 30-day volume weighted average share price prior to July 8, 2025, the last full day of trading prior to the first media report of a potential acquisition

•	AES to have increased financial flexibility as a private company to advance its strategy and meet the needs of its customers and communities with reliable, affordable and sustainable energy solutions

•

Acquisition to address AES’ significant need for capital to support its growth beyond 2027; absent this transaction, funding for future growth investments would likely require a reduction or elimination of the dividend and/or significant new equity issuances

•	AES Indiana and AES Ohio will continue as locally operated and managed regulated utilities

•	Transaction is expected to close in late 2026 or early 2027

ARLINGTON, Va., NEW YORK, and STOCKHOLM – March 2, 2026 — The AES Corporation (NYSE: AES) (“AES” or “the Company”), Global Infrastructure Partners (“GIP”), a part of BlackRock, and the EQT Infrastructure VI fund (“EQT”), along with co-underwriters California Public Employees’ Retirement System (“CalPERS”) and Qatar Investment Authority (“QIA”) (collectively “the Consortium”), today announced they have entered into a definitive agreement under which the Consortium will acquire AES for $15.00 per share in cash, representing a total equity value of $10.7 billion and an enterprise value of approximately $33.4 billion1, including the assumption of existing debt. The transaction represents a 40.3% premium to the 30-day volume weighted average share price prior to July 8, 2025, the last full day of trading prior to the first media report of a potential acquisition.

This transaction will better position AES to drive long-term growth across its business units, including regulated electric utilities and competitive clean energy in the U.S. and critical energy infrastructure assets in Latin America. The Consortium has deep experience investing in energy infrastructure businesses and shares AES’ commitment to safety, affordability and customer service. With the support of the Consortium, AES will have improved access to capital to invest in critical energy infrastructure assets, deliver reliable energy solutions for its customers and create long-term value for all stakeholders, including its workforce and local communities.

[1]	Enterprise value based on proportional net debt of $22,724 million and a share count of 712 million, as of December 31, 2025. Consolidated net debt was $27,561 million as of December 31, 2025.

In the United States, AES’ electric utilities in Indiana and Ohio are experiencing significant demand growth and remain focused on maintaining reliable service and affordable rates for all customers. As a private company, AES will continue to invest prudently in utility assets to meet the growing energy needs of all 1.1 million customers. AES Indiana and AES Ohio will remain locally operated and managed regulated utilities, with continued community commitment and investment.

Through this acquisition, AES is expected to expand its leadership as a premier clean energy platform across the Americas. Underpinned by proven capabilities and one of the largest development pipelines in the industry, AES is the largest supplier of clean energy to corporations globally, including 11.8 GW of signed agreements to date to supply power to major technology firms.

Under private ownership, AES will benefit from enhanced financial flexibility that will enable the Company to accelerate its growth strategy. The Consortium recognizes that AES’ employees and capabilities are central to the Company’s success and long-term value strategy and will support business continuity and stability with an emphasis on retaining and developing talent. In partnership with the management team, the Consortium will continue the Company’s disciplined capital allocation strategy and consistent operational excellence across the diversified businesses. The Consortium also expects to maintain an investment grade profile aligned with the Company’s financing strategy.

Executive Commentary

Jay Morse, Chairman of AES’ Board of Directors, said, “Following a rigorous review of strategic options, the AES Board determined that this transaction with the Consortium maximizes value for stockholders and provides compelling cash value. We ran a robust process that included several parties and evaluated the transaction with the Company’s standalone prospects in mind. AES has a significant need for capital to support growth beyond 2027, particularly given the significant new investments in both US generation and utilities businesses. In the absence of a transaction with the Consortium, the Company would likely require a plan that includes reduction or elimination of the dividend and/or substantial new equity issuances. After extensive work and deliberation, we concluded that this transaction is in the best interest of AES stockholders.”

Andrés Gluski, President and Chief Executive Officer of AES, said, “Over the course of our 45-year history of powering industries and shaping the future of energy, AES has built a diverse portfolio to meet the evolving power needs of our customers and communities. We believe this transaction maximizes value for existing stockholders and positions the Company for long-term success as we continue delivering on our commitments to customers, communities and people. We look forward to partnering with the Consortium, which has expressed an appreciation for the value of AES’ innovation, global reach and diverse portfolio.”

Bayo Ogunlesi, Chairman and Chief Executive Officer of Global Infrastructure Partners, a Part of BlackRock, said, “We are excited to announce our acquisition of AES, a market leader in the power generation and supply business with a long and storied history. AES is a leader in competitive generation, and at a time in which there is a need for significant investments in new capacity in electricity generation, transmission and distribution, especially in the United States of America, we look forward to utilizing GIP’s experience in energy infrastructure investing, as well as our operational capabilities to help accelerate AES’ commitment to serve the market needs for affordable, safe and reliable power.”

Masoud Homayoun, Head of EQT Infrastructure, said, “As one of the largest energy infrastructure investors globally, we are seeing first-hand the increasing need for a secure energy supply amid expanding power demand worldwide. EQT’s acquisition of AES will support the growth and modernization of essential energy infrastructure that underpins energy security, electrification, digitalization and resilient power systems across key markets. We look forward to working with the AES team to strengthen its operating platform, including enhancing reliability and long-term competitiveness, while supporting a responsible and sustainable energy transition.”

Sarah Corr, Managing Investment Director for Real Assets for CalPERS, said, “We are pleased to participate in this landmark investment in AES. The Company’s strong market position and exposure to long-term demand trends make it a natural fit within our Infrastructure portfolio, and we value the partnership with our consortium members.”

Mohammed Saif Al-Sowaidi, Chief Executive Officer of QIA, said, “QIA is committed to making energy transition a reality by providing long-term capital to companies with proven capabilities in delivering operational excellence to the communities they serve. We are proud to support AES as the Company grows and expands its leadership in the clean energy space across the Americas.”

Transaction Details

The Consortium will fund 100% of the purchase price to acquire the Company with equity.

This acquisition is not expected to impact customer rates in AES’ regulated utilities. Following the close of the transaction, AES’ regulated businesses, including AES Indiana and AES Ohio, will continue to be regulated by local, state and federal/national authorities.

For additional information and resources, including an investor presentation, please visit TheFutureofAES.com.

Fairness Opinions

J.P. Morgan Securities LLC and Wells Fargo Securities LLC provided fairness opinions to AES.

Timing and Approvals

The transaction was unanimously approved by AES’ Board of Directors and is expected to close in late 2026 or early 2027, subject to approval by AES stockholders, the receipt of applicable federal, state and foreign regulatory approvals and the satisfaction of other customary closing conditions.

Dividends payable to AES stockholders are expected to continue in the ordinary course until the closing, subject to approval by AES’ Board of Directors. Upon completion of the acquisition, AES common stock will no longer trade on the New York Stock Exchange and AES will become a private company.

AES Fourth Quarter and Full Year 2025 Financial Review Update

As a result of today’s announcement, AES has cancelled its previously announced conference call to discuss its fourth quarter and full year 2025 financial results, which had been rescheduled for Tuesday, March 3, 2026, at 10:00 a.m. ET. The Company expects to file its 2025 Annual Report on Form 10-K today.

Advisors

J.P. Morgan Securities LLC is acting as lead financial advisor to AES, and Wells Fargo Securities LLC is also acting as financial advisor to AES. Skadden, Arps, Slate, Meagher & Flom LLP acted as lead transaction counsel to AES. In addition, Davis Polk & Wardwell acted as legal advisor to AES with respect to certain debt matters.

Goldman Sachs & Co. LLC is acting as financial advisor to GIP, CalPERS and QIA, and Citi is acting as financial advisor to EQT. Kirkland & Ellis acted as Consortium counsel and legal advisor to GIP. Simpson Thacher & Bartlett acted as legal advisor to EQT.

About AES

The AES Corporation (NYSE: AES) is a Fortune 500 global energy company accelerating the future of energy. Together with our many stakeholders, we’re improving lives by delivering the greener, smarter energy solutions the world needs. Our diverse workforce is committed to continuous innovation and operational excellence, while partnering with our customers on their strategic energy transitions and continuing to meet their energy needs today. For more information, visit www.aes.com.

About Global Infrastructure Partners (GIP), a Part of BlackRock

Global Infrastructure Partners (GIP), a part of BlackRock, is a leading infrastructure investor that specializes in investing in, owning and operating some of the largest and most complex assets across the energy, transport, digital infrastructure and water and waste management sectors.

GIP’s scaled platform has over $193 billion in assets under management. We believe that our focus on real infrastructure assets, combined with our deep proprietary origination network and comprehensive operational expertise, enables us to be responsible stewards of our clients’ capital and create positive economic impact for communities. For more information, visit www.global-infra.com.

About EQT

EQT is a purpose-driven global investment organization with EUR 270 billion in total assets under management (EUR 141 billion in fee-generating assets under management) as of 31 December 2025, within two business segments – Private Capital and Real Assets. EQT owns portfolio companies and assets in Europe, Asia Pacific and the Americas and supports them in achieving sustainable growth, operational excellence and market leadership.

More info: www.eqtgroup.com

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About CalPERS

CalPERS is the largest defined benefit public pension fund in the U.S., with a net position of $563 billion in its Public Employees’ Retirement Fund as of June 30, 2025. The portfolio invests in stocks, bonds, real estate, infrastructure, private equity, inflation-linked assets and other public and private investment vehicles, with a goal to generate total returns on a long-term basis while managing risk. Headquartered in Sacramento, California, CalPERS serves nearly 2.4 million members, providing retirement benefits to state, school, and public employees, along with health benefit services to 1.5 million members.

About QIA

QIA is the sovereign wealth fund of the State of Qatar. QIA was founded in 2005 to invest and manage the state reserve funds. QIA is among the largest and most active sovereign wealth funds globally. QIA invests across a wide range of asset classes and regions as well as in partnership with leading institutions around the world to build a global and diversified investment portfolio with a long-term perspective that can deliver sustainable returns and contribute to the prosperity of the State of Qatar.

Important Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between AES and Horizon Parent, L.P. In connection with the proposed transaction, AES expects to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (“SEC”). AES also may file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement or any other document AES has filed or may file with the SEC and send to its stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the proxy statement (when available) and other documents that are filed or will be filed with the SEC by AES through the SEC’s website at www.sec.gov or through AES’ website at https://www.aes.com/investors/ or by contacting AES’ Investor Relations Team at invest@aes.com.

Participants in the Solicitation

AES, its directors and officers and other employees may be deemed to be participants in the solicitation of proxies from AES’ stockholders in connection with the proposed transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction (if and when they become available). Information relating to the foregoing can also be found in the “Compensation Discussion & Analysis,” “Security Ownership of Certain Beneficial Owners, Directors, and Executive Officers” and “Proposal 1: Election of Directors” sections in AES’ proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 19, 2025 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected on AES’ Initial Statements of Beneficial Ownership on Form 3 and Statements of Change in Ownership on Form 4 that are filed or will be filed with the SEC. You may obtain free copies of these documents (when available) using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed transaction between AES and Horizon Parent, L.P. (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on AES’ current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by AES, all of which are subject to change. Forward-looking statements involve a number of risks and uncertainties, because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing; (ii) the risk that the conditions to the completion of the Transaction, including obtaining required stockholder and regulatory approvals, are not satisfied in a timely manner or at all; (iii) potential litigation relating to the Transaction, including resulting expense or delay, and the effects of any outcomes related thereto; (iv) the risk that disruptions from the Transaction will harm AES’ business, including current plans and operations; (v) the ability of AES to retain and hire key personnel; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vii) continued availability of capital and financing and rating agency actions; (viii) certain restrictions during the pendency of the Transaction that may impact AES’ ability to pursue certain business opportunities or strategic transactions; (ix) significant transaction costs associated with the Transaction; (x) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring AES to pay a termination fee or other expenses; (xii) competitive responses to the Transaction; and (xiii) the risks and uncertainties pertaining to AES’ business, including those set forth in Part I, Item 1A of AES’ most recent Annual Report on Form 10-K and Part II, Item 1A of AES’ subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by AES with the SEC. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the proxy statement to be provided to AES’ stockholders in connection with the Transaction. While the list of factors presented here is, and the list of factors to be presented in the proxy statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. These forward-looking statements speak only as of the date they are made, and AES does not undertake to and specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts

AES Investor Contact:

Susan Harcourt 703-682-1204, susan.harcourt@aes.com

AES Media Contact:

Amy Ackerman 703-682-6399, amy.ackerman@aes.com

GIP Contact:

Mustafa Riffat, 917-747-4156, mustafa.riffat@blackrock.com

EQT Contact:

Mathilde Milch, 917-510-6626, mathilde.milch@eqtpartners.com